UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): November 10, 2003

                                 NBTY, INC.

             (Exact name of registrant as specified in charter)

                                   0-10666
                          (Commission file number)


                DELAWARE                                    11-2228617
     (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                     Identification No.)

            90 Orville Drive                                   11716
            Bohemia, New York                               (Zip Code)
(Address of principal executive offices)

                               (631) 567-9500
            (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

99.1  Press release issued by NBTY, Inc. dated November 10, 2003

99.2  Press release issued by NBTY, Inc. dated November 12, 2003

ITEM 9. REGULATION FD DISCLOSURE

This information, furnished under this "Item 9. Regulation FD Disclosure," is also being furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8216 and 34-47583.

This Form 8-K and the attached Exhibits are furnished to comply with Item 9 and Item 12 of Form 8-K. Neither this Form 8-K nor the attached Exhibits are to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

On November 10, 2003, NBTY, Inc. issued a press release announcing its fiscal fourth quarter and fiscal year 2003 earnings results. A copy of the press release, including financial statements, is attached as Exhibit 99.1.

On November 11, 2003 NBTY, Inc. issued a press release updating its fiscal fourth quarter and fiscal year 2003 results. A copy of the press release, including certain financial statements, is attached as Exhibit 99.2.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 12, 2003               NBTY, INC.



                                  By: /s/ Harvey Kamil
                                      -------------------------------------
                                      Harvey Kamil
                                      President and Chief Financial Officer


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